                         UNITED STATES DISTRICT COURT
                    FOR THE SOUTHERN DISTRICT OF NEW YORK

----------------------------------
                                  :
SECURITIES & EXCHANGE COMMISSION, :
                                  :
                      Plaintiff,  :        CIVIL ACTION
                                  :        FILE NO. 93 CV 3650 (PNL)
                                  :
           v.                     :
                                  :        JUDGE PIERRE N. LEVAL
LEONARD J. MESSINA,               :
KEITH G. GREENBERG, and           :
EDWYN H. SCHRIER,                 :
                      Defendants. :
                                  :
-----------------------------------

STATE OF NEW YORK     )
                      )   SS:
COUNTY OF             )

                              NOTICE AND ACKNOWLEDGEMENT
                              --------------------------

        I, Edwyn H. Schrier, having first been sworn, depose and say that I have received a copy of the Order of Permanent Injunction Against Edwyn H. Schrier entered by the United States District Court for the Southern District of New York in the above-captioned lawsuit.


                                     /s/ Edwyn H. Schrier
                                     ------------------------------------------
                                     Edwyn H. Schrier

DATED:

Subscribed and Sworn before me
this 20 day of July, 1993,
     --        ----
/s/ Francine Lippe
------------------------------
     NOTARY PUBLIC

My Commission Expires 9-30-93


     FRANCINE LIPPE
Notary Public, State of New York
     No. 50-4850030
Qualified in Westchester County
Commission Expires September 30, 1993

                         UNITED STATES DISTRICT COURT
                    FOR THE SOUTHERN DISTRICT OF NEW YORK

----------------------------------
                                  :
SECURITIES & EXCHANGE COMMISSION, :
                                  :
                      Plaintiff,  :        CIVIL ACTION
                                  :        FILE NO. 93 CV 3650 (PNL)
                                  :
           v.                     :
                                  :        JUDGE PIERRE N. LEVAL
LEONARD J. MESSINA,               :
KEITH G. GREENBERG, and           :
EDWYN H. SCHRIER,                 :
                      Defendants. :
                                  :
-----------------------------------

STATE OF NEW YORK     )
                      )   SS:
COUNTY OF             )

                              NOTICE AND ACKNOWLEDGEMENT
                              --------------------------

        I, Keith G. Greenberg, having first been sworn, depose and say that I have received a copy of the Order and Judgment of Permanent Injunction Against Keith G. Greenberg entered by the United States District Court for the Southern District of New York in the above-captioned lawsuit.


                                     /s/ Keith G. Greenberg
                                     ------------------------------------------
                                     Keith G. Greenberg

DATED:

Subscribed and Sworn before me
this 10th day of August, 1993,

/s/ Cathrine M. Foti
------------------------------
     NOTARY PUBLIC

My Commission Expires 11/24/94


     CATHERINE M. FOTI
Notary Public, State of New York
     No. 31-4880245
Qualified in New York County
Commission Expires Nov. 24, 1994

                              CERTIFICATE OF SERVICE

        I HEREBY CERTIFY that a copy of the foregoing Notices and Acknowledgements of Edwyn H. Schrier and Keith G. Greenberg were served upon the following individuals by depositing them in the mails at 500 W. Madison St., Suite 1400 in Chicago, Illinois, by first-class mail, postage prepaid, on December 29, 1993.

               Steven G. Storch, Esq.
               Storch, Amini & Munves, P.C.
               405 Lexington Ave.
               New York, New York 10174

               Catherine M. Foti, Esq.
               Morvillo, Abramovitz, Grand,
               Iason & silverberg, P.C.
               530 Fifth Ave.
               New York, New York 10036-5101

               Ronald P. Fischetti, Esq.
               Fischetti & Russo
               950 Third Ave.
               Suite 3200
               New York, New York 10022-2705




                                        /s/ Lori A. Trowbridge
                                        --------------------------------------
                                        Lori A. Trowbridge (L T 6489)
                                        One of the Attorneys for Plaintiff
                                        Securities and Exchange Commission
                                        500 West Madison Street, Suite 1400
                                        Chicago, Illinois 60661
                                        312/353-7390

                        IN THE UNITED STATES DISTRICT COURT
                       FOR THE SOUTHERN DISTRICT OF NEW YORK


----------------------------------
                                  :
SECURITIES & EXCHANGE COMMISSION, :  CIVIL ACTION
                                  :  FILE NO. 93 CIV 3650 (PNL)
                                  :
                      Plaintiff,  :
                                  :
           v.                     :
                                  :
LEONARD J. MESSINA,               :
KEITH G. GREENBERG, and           :
EDWYN H. SCHRIER,                 :
                      Defendants. :
                                  :
-----------------------------------


                ORDER AND JUDGMENT OF PERMANENT INJUNCTION
                        AGAINST KEITH G. GREENBERG
                        --------------------------

        Plaintiff, Securities and Exchange Commission (Commission), having filed a Complaint for Permanent Injunction (Complaint) in this matter, and Defendant Keith G. Greenberg (Greenberg), having in his Consent and Stipulation, attached hereto and incorporated herein, acknowledged receipt of the Complaint and admitted to the jurisdiction of this Court over him and the subject matter hereof, and without admitting or denying the allegations of the Complaint, except as to jurisdiction, and without trial, argument or adjudication of any fact or law herein, having consented to the entry of this Order of Permanent Injunction, and both the Commission and Defendant Greenberg having waived the entry of Findings of Fact and Conclusions of Law as provided by Rule 52 of the Federal Rules of Civil Procedure, and it further appearing that the Court has jurisdiction over the parties and the subject matter hereof, and the Court being fully advised in the premises:

     IT IS HEREBY ORDERED, ADJUDGED AND DECREED that Defendant Greenberg, his officers, agents, servants, employees, attorneys and those persons in active concert or participation with him who receive actual notice of this Order of Permanent Injunction, by personal service or otherwise, and each of them, be and hereby are, permanently restrained and enjoined from, directly or indirectly, as principal or aider and abettor, in the offer or sale of any securities, by the use of any means or instruments of transportation or communication in interstate commerce or by the use of the mails, employing any device, scheme or artifice to defraud.

                                   II.

     IT IS FURTHER ORDERED, ADJUDGED AND DECREED that Defendant Greenberg, his officers, agents, servants, employees, attorneys and those persons in active concert or participation with him who receive actual notice of this Order of Permanent Injunction, by personal service or otherwise, and each of them, be and hereby are, permanently restrained and enjoined from, directly or indirectly, as principal or aider and abettor, in the offer or sale of any securities, by the use of any means or instruments of transportation or communication in interstate commerce or by the use of the mails, obtaining money or property by means of any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, or engaging in any transaction, practice or course of business which operates or would operate as a fraud or deceit upon purchasers or prospective purchasers of such securities.

                                   III.

        IT IS FURTHER ORDERED, ADJUDGED AND DECREED that Defendant Greenberg, his officers, agents, servants, employees, attorneys and those persons in active concert or participation with him who receive actual notice of this Order of Permanent Injunction, by personal service or otherwise, and each of them, be and hereby are, permanently restrained and enjoined from, directly or indirectly, as principal or aider and abettor, in connection with the purchase or sale of any security, by the use of any means or instrumentality of interstate commerce or of the mails or of any facility of any national securities exchange:

     A. employing any device, scheme or artifice to defraud;

     B. making any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or

     C. engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person.

                                   IV.

     IT IS FURTHER ORDERED, ADJUDGED AND DECREED that the attached Consent and Stipulation of Defendant Greenberg, be and hereby is incorporated herein with the same force and effect as if fully set forth herein.

                                   V.

     IT IS FURTHER ORDERED, ADJUDGED AND DECREED that this Court shall retain jurisdiction of this matter for all purposes.

                                   VI.

     IT IS FURTHER ORDERED, ADJUDGED AND DECREED that during the pendency of this action against any remaining defendant(s), Defendant Greenberg will remain a defendant in this action for purposes of discovery, including the taking of his deposition, if any, upon appropriate notice, as well as testifying at trial, as though a party to the action, without service upon him of a subpoena.

                                   VII.

     IT IS FURTHER ORDERED, ADJUDGED AND DECREED that there being no just reason for delay, the Clerk of the Court is hereby directed to enter this Order of Permanent Injunction.

                              PRO SE OFFICE
                        UNITED STATES DISTRICT COURT
                        SOUTHERN DISTRICT OF NEW YORK
                            OFFICE OF THE CLERK
                              U.S. COURTHOUSE
                       FOLEY SQUARE, NEW YORK, NY 10007

JAMES M. PARKINSON
      CLERK
                                June 8, 1993
                               --------------
                                   Date

     Re: SEC v. Greenberg, et al. 93CN3650(PNL)

Dear Litigant:

     Enclosed is a copy of the judgment entered in your case.

     Your attention is directed to the provisions of Rule 4(a) (1) of the Federal Rules of Appellate Procedure, which require that if the decision is appealable and you wish to appeal it, you must file a notice of appeal within 30 days of the date of entry of the decision (60 days if the United States or an officer agency of the United States is a party).

     If you wish to appeal the judgment but for any reason you are unable to file your notice of appeal within the required time, you may make a motion for extension of time in accordance with the provision of FRAP 4(a) (5). That rule requires you show "excusable neglect" or "good cause" for your failure to file your notice of appeal within the time allowed. Any such motion must be filed no later than 60 days from the date of entry of this decision (90 days if the United States or an officer or agency of the United States is a party).

     The enclosed forms 1, 2 and 3 cover some common situations and you may choose to use one of them if appropriate to your circumstances.

     The filing fee of a notice of appeal is $5.00 and the appellate docketing fee is $100.00 payable to the Clerk of the District Court.


                                             JAMES M. PARKISON
                                                CLERK


                                             By /s/ Jose F. R_________
                                               ---------------------------------
                                               Deputy Clerk


encl.
CA/SNY 0887-Letter Form

                      IN THE UNITED STATES DISTRICT COURT
                     FOR THE SOUTHERN DISTRICT OF NEW YORK

------------------------------------
                                    :
SECURITIES AND EXCHANGE COMMISSION  :         CIVIL ACTION
                    Plaintiff,      :         FILE NO. 93 CIV 3650 (PNL)
                                    :
                 v.                 :
                                    :
LEONARD J. MESSINA,                 :
KEITH G. GREENBERG, and             :
EDWYN H. SCHRIER,                   :
                    Defendants.     :
------------------------------------

                 CONSENT AND STIPULATION OF KEITH G. GREENBERG

         A. Defendant Keith G. Greenberg (Greenberg):

         1. Acknowledges receipt of a copy of the Complaint and Summons in this action, and admits the jurisdiction of this Court over him and the subject matter hereof;

         2. Without admitting or denying the allegations of the Complaint, except as to jurisdiction, hereby voluntarily consents to the entry of the attached Order of Permanent Injunction against him without further notice;

         3. Acknowledges that no tender, offer, promise or threat of any kind whatsoever has been made by the

             Plaintiff Securities and Exchange Commission or anyone else in consideration of this Consent and Stipulation;

         4. Understands that the terms of the Order of Permanent Injunction are enforceable through contempt proceedings;

         5. Agrees that he will not oppose enforcement of the Order of Permanent Injunction on the grounds that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure and waives any objections based thereon; and

         6. Agrees that the court shall retain jurisdiction of the matter for all purposes.

         B. Said Defendant and Plaintiff Securities and Exchange Commission waive entry of findings of fact and conclusions of law under Rule 52 of the Federal Rules of Civil Procedure.

         C. Said Defendant and Plaintiff Securities and Exchange Commission agree that this Consent and Stipulation shall be made a part of the attached Order of Permanent Injunction against Keith G. Greenberg to be entered by this Court in this action.

         D. Greenberg hereby agrees that during the pendency of this action against any remaining defendant(s), Greenberg will remain a defendant in this action for purposes of discovery. Greenberg consents to the taking of his deposition, if any, upon appropriate notice, and to testify at trial, as though a party to the action, without service upon him of a subpoena.


/s/ Keith G. Greenberg                       /s/ Lori A. Trowbridge
------------------------------               -------------------------------
Keith G. Greenberg                           Lori A. Trowbridge (L T 6489)
                                             One of the Attorneys for
                                             Plaintiff Securities and
                                             Exchange Commission
                                             500 West Madison Street
                                             Suite 1400
                                             Chicago, Illinois 60661
                                             Telephone:  312/353-7390
Dated: June 2, 1993
      --------------

                         IN THE UNITED STATES DISTRICT COURT
                        FOR THE SOUTHERN DISTRICT OF NEW YORK

-------------------------------------
SECURITIES AND EXCHANGE COMMISSION, :       CIVIL ACTION
                        Plaintiff,  :       FILE NO.
                   v.               :       COMPLAINT FOR
LEONARD J. MESSINA,                 :       PERMANENT INJUNCTION
KEITH G. GREENBERG, and             :       AND OTHER EQUITABLE
EDWYN H. SCHRIER,                   :       RELIEF
                                    :
                        Defendants. :
-------------------------------------

   Plaintiff, Securities and Exchange Commission (Commission), for its Complaint for Permanent Injunction and Other Equitable Relief, alleges as follows:

   1. Defendant Leonard J. Messina (Messina), directly and indirectly, has engaged and, unless enjoined, will continue to engage in transactions, acts, practices and courses of business which constitute and will constitute violations of Section 17(a)(1), 17(a)(2) and 17(a)(3) of the Securities Act of 1933 (Securities Act) [15 U.S.C. Sections 77q(a)(1), 77q(a)(2) and 77q(a)(3)], Section 10(b) of the Securities Exchange Act of 1934 (Exchange
Act) [15 U.S.C.

Section 78j(b)] and Rules 10b-5 and 10b-9 [17 C.F.R. Sections 240.10b-5 and 240.10b-9] promulgated thereunder.

   2. Defendants Keith G. Greenberg (Greenberg) and Edwyn H. Schrier (Schrier) have aided and abetted and, unless enjoined, will aid and abet future violations of Section 17(a)(1), 17(a)(2) and 17(a)(3) of the Securities Act [15 U.S.C. Sections 77q(a)(1), 77q(a)(2) and 77q(a)(3)], Section 10(b) of the
Exchange Act [15 U.S.C. Section 78j(b)] and Rule 10b-5 [17 C.F.R. Section 240.10b-5] promulgated thereunder.

   3. The Commission brings this action to enjoin such transactions, acts, practices and courses of business pursuant to Section 20(b) of the Securities Act [15 U.S.C. Section 77t(b)] and Sections 21(d) and 21(e) of the Exchange Act [15 U.S.C. Sections 78u(d) and 78u(e)].

                         JURISDICTION AND VENUE

   4. The Court has jurisdiction over this action pursuant to Section 22(a) of the Securities Act [15 U.S.C. Section 77v(a)] and Section 27 of the Exchange Act [15 U.S.C. Section 78aa].

   5. The transactions, acts, practices and courses of business constituting the violations herein have occurred within the jurisdiction of the United States District Court for the Southern District of New York, and elsewhere.

   6. The Defendants will, unless enjoined, continue to engage in the transactions, acts, practices and courses of business set forth in this Complaint and in transactions, acts, practices and courses of business of similar purport and object.

   7. Each of the Defendants, directly and indirectly, has made use of the mails and of the means and instrumentalities of interstate commerce in connection with the transactions, acts, practices and courses of business alleged herein in the Southern District of New York, and elsewhere.

   8. Pursuant to the authority conferred on the Commission by Section 10(b) of the Exchange Act [15 U.S.C. Section 78j(b)], the Commission has promulgated Rules 10b-5 and 10b-9 [17 C.F.R.

Sections 240.10b-5 and 240.10b-9], such Rules being in effect at all times mentioned herein and at the present time.

                             THE DEFENDANTS

   9. At all relevant times, Defendant Messina resided in Greenwich, Connecticut or New York, New York and was the sole shareholder and director of Amerigroup, Inc., which wholly owned Amerigroup Technologies, Inc. (ATI), a Delaware corporation which acted as the general partner of the three partnerships described herein. Messina was the President of ATI. In May 1989, Messina became Chairman of the Board of Advanced Marketing Technology Corp. (Amtech), a New York corporation more fully described below.

   10. At all relevant times, Defendant Greenberg resided in Jericho, New York and was Amtech's Chief Executive Officer.

   11. At all relevant times, Defendant Schrier resided in New York, New York and was the sole officer, director and shareholder of Madison Equipment Management Corp. (Madison Equipment), a privately-held New York corporation engaged in the business of equipment leasing and administrative bookkeeping services. From at least November 1988 through August 1989, Schrier, through Madison Equipment, performed administrative bookkeeping services for Amtech, ATI and the three partnerships described herein.

                            RELEVANT ENTITIES

   12. At all relevant times, Advances Marketing Technology Corp. (Amtech), was a publicly-held New York corporation based in

New York, New York. Amtech developed and manufactured interactive merchandising video consoles referred to as "Kiosks."

   13. Amerivest Partners 318, L.P. (Amerivest 318), Amerivest Partners 418, L.P. (Amerivest 418) and Amerivest Partners 718, L.P. (Amerivest 718) (collectively the "Amerivest Partnerships") and Delaware limited partnerships. The Amerivest Partnerships were formed to purchase Kiosks from Amtech and to contract with Amtech to operate the Kiosks for the benefit of the partnerships for a minimum five years period. ATI was the general partner of each partnership.

                              FACTS
   A. AMERIVEST PARTNERSHIP OFFERINGS

      1. The Offer and Sale

   14. From at least June 1988 to at least August 1989, Defendant Messina, through ATI, promoted an offering for each of the three Amerivest
Partnerships. Each offering involved the sale of limited partnership units.

   15. From at least June 1988 to at least August 1988, Amerivest 318 sold limited partnership units to approximately 22 investors located in several states, raising at least $495,000. Messina and his wife contributed an additional $81,000 by purchasing several Amerivest 318 partnership units through entities under their control. From at least August 1988 to at least November 1988, Amerivest 418 sold limited partnership units to at least 19 investors located in several states, raising at least $576,000. From at least November 1988 to at least August

1989, Amerivest 718 sold limited partnership units to approximately 96 investors located in several states, raising at least $2,592 million.

   16. Defendant Messina promoted the sale of each Amerivest Partnership's units in the same manner. Messina's attorneys prepared a private placement memorandum for each offering using information provided by Defendant Messina concerning the particular partnership and information provided by Defendant Greenberg concerning the Kiosks. Defendant Messina reviewed the memoranda and distributed them to broker-dealers he hired to sell the partnership units. Defendant Messina also provided the broker-dealers with a brochure describing the Amerivest partnerships, a video tape describing the Kiosks and, for Amerivest 718, a due diligence package. The brokers solicited prospective investors for the offerings, and provided them with copies of the private placement memoranda and other information given to them by Defendant Messina. Defendant Messina also personally sold partnership units directly to investors.

      2. Misrepresentations and Omissions

         a. Amtech's Financial Condition
   17. As part of Defendant Messina's scheme to defraud, the Amerivest 318 and Amerivest 418 private placement memoranda each described Amtech's importance to the overall success and profitability of the partnership. The memoranda stressed each partnership's reliance on Amtech for its "experience and expertise." Despite Amtech's importance to the success of the partnerships, investors in Amerivest 318 and Amerivest 418 were not told the true extent of Amtech's tenuous financial condition. The private placement memoranda simply stated that Amtech "has limited financial resources and if the [Kiosks] generate less revenues than anticipated, Amtech may not be able to pay rentals or perform other obligations to the Partnership."

   18. This disclosure failed to inform Amerivest 318 and Amerivest 418 investors that, in fact, Amtech was dependent on Amerivest Partnership offering proceeds just to continue its operations and without continued funding from the Amerivest Partnership offerings, Amtech could not continue to manufacture, place or operate the Kiosks and thereby generate profits for the Amerivest Partnerships.

  19. Moreover, this risk that Amtech's financial condition would preclude it from manufacturing, placing or operating partnership-owned Kiosks significantly increased the risks of investing in Amerivest 318 and Amerivest
418. Nonetheless, Defendant Messina caused memoranda to be distributed which failed to disclose the extent of Amtech's financial predicament and the increased risks of investing under these circumstances.

         b. Messina's Undisclosed Control of
            and Financial Interest in Amtech

   20. As a further part of Defendant Messina's scheme to defraud, the private placement memoranda for the Amerivest Partnerships falsely portrayed all transactions with Amtech as arms-length transactions between unrelated parties.

   21. In fact, the agreements with Amtech were not a result of arms-length transactions between unrelated parties. By at least June 1988 when the Amerivest 318 offering began, Defendant Messina had obtained the means to control Amtech as a result of Amtech's near total dependence on the Amerivest Partnership offering proceeds just to continue operations. By at least July 1988, Defendant Messina, through First River Corp. (First River), another entity he controlled, acquired a secured interest in all of Amtech's assets. Defendant Messina used Amtech's dependence on the Amerivest Partnership proceeds and First River's interest in Amtech's assets to control the operations of Amtech. Defendant Messina caused Defendant Greenberg to raise the sales price of Amtech's Kiosk to Amerivest 718; to place Defendant Schrier and Madison Equipment in charge of Amtech's finances; and to make Messina Chairman of Amtech's Board of Directors.

   22. Investors in the three partnerships were not told that Defendant Messina had control over the operations of Amtech and a direct financial interest in Amtech's assets. As a result, Defendant Messina misled investors about the arms-length nature of the Amerivest Partnerships' transactions with Amtech.

         c. Use of Proceeds

   23. As a further part of the scheme to defraud, Defendant Messina misrepresented to investors the true intended use of investor proceeds by inflating equipment costs to conceal payments to Messina for Messina's own personal benefit and the payment of additional undisclosed partnership promotional expenses.

   24. The Amerivest 318 and Amerivest 418 private placement memoranda stated that Madison Equipment would receive $25,875 from each partnership, a total of $51,750 from the two partnerships, as an "Equipment Brokerage Fee." The memoranda stated this fee was compensation for, among other things, Schrier's involvement in "introducing Amtech to the General Partner." The memoranda further represented specific commission costs, legal expenses and general partner fees associated with Amerivest 318 and Amerivest 418 offerings.

  25. Contrary to these representations, the equipment brokerage fee was not compensation to Madison Equipment but was, instead, used to pay additional undisclosed compensation to the brokers who sold Amerivest 318 and Amerivest 418 partnership units and the attorneys for the partnerships as well as to make additional undisclosed payments to Messina and entities controlled by him.

   26. Defendants Messina and Schrier entered into an undisclosed agreement which allowed Defendant Messina to control disbursement of the equipment brokerage fee. Pursuant to this agreement, Defendant Schrier disbursed Amerivest 318 and Amerivest 418 partnership proceeds at Defendant Messina's direction for non-Madison Equipment expenses. Thus, with respect to the Amerivest 318 and Amerivest 418 offerings, Defendant Messina misrepresented the true use of the equipment brokerage fee and also understated commission costs, legal expenses and general partner fees.

   27. As a further part of the scheme to defraud, the Amerivest 718 private placement memorandum represented the cost of each Kiosk as $185,000. The memorandum further represented for Amerivest 718 specific commission costs, legal expenses and general partner fees.

   28. Contrary to these representations, the true price of each Kiosk to the partnership was only $110,000. Defendant Messina made an agreement with Defendant Greenberg to direct the remaining $75,000 from each Kiosk sale to pay for Amerivest 718 partnership promotional expenses. Defendants Messina and Schrier also made an agreement that these funds would be disbursed by Defendant Schrier through Madison Equipment, at Defendant Messina's direction, for non-Amtech expenses.

   29. Pursuant to these agreements, Defendants Schrier and Greenberg, who had joint authority over Amtech's funds, forwarded approximately $900,000 of the funds received from the Amerivest 718 offering to Madison Equipment. Defendant Schrier then disbursed these funds at Defendant Messina's direction to pay additional undisclosed compensation to the brokers who sold Amerivest 718 units, the attorneys for the partnership and Defendant Messina and entities controlled by him. These were all non-Amtech expenses. Thus, with respect to the Amerivest 718 offering, Defendant Messina misrepresented to investors the true cost of the Kiosks and understated the true commission costs, legal expenses and general partner fees.

         d. The All-or-None Offering

   30. As a further part of the scheme to defraud, Defendant Messina provided assurances to investors about the safety of their funds in the event the offerings were not fully subscribed. The memorandum for Amerivest 318 and Amerivest 418 each stated that investor proceeds would be held in an escrow account until the offering was fully subscribed. Additionally, Amerivest 318 and Amerivest 418 were described as "all-or-none" offerings, in that investor proceeds would be returned to the investors if the offerings were not fully subscribed.

   31. Contrary to the representation requiring use of an escrow account, Defendant Messina never used an escrow account for the Amerivest 318 offering. Additionally, contrary to the all-or-none term of the Amerivest 318 offering, on or about August 19, 1988, Defendant Messina "closed" the offering and disbursed partnership proceeds prior to full subscription of the offering. Defendant Messina continued to sell Amerivest 318 partnership units even after this date.

   32. As further part of Defendant Messina's scheme to defraud, on or about August 19, 1988, Defendant Messina purchased Amerivest 318 partnership units through ATI, First River and Summer Stables, an entity controlled by Defendant Messina's wife. The Amerivest 318 private placement memorandum contained no authorization for Defendant Messina, his wife or entities under their control to purchase partnership units in the offering, much less purchase units in an effort to close this otherwise unsuccessful all-or-none offering.

   33. Contrary to the all-or-none term of the Amerivest 418 offering, on or about September 30, 1988, Defendant Messina "closed" the offering and disbursed partnership funds from the partnership's escrow and bank accounts prior to full subscription of the offering. Defendant Messina continued to sell Amerivest 418 partnership units even after this date.

                               COUNT I

             Violations of Section 17(a)(1) or the Securities Act
                          [15 U.S.C. Section 77q(a)(1)]

   34. Paragraphs 1 through 33 are hereby realleged and incorporated by reference herein.

   35. From at least June 1988 to at least August 1989, Defendant Messina, in the offer and sale of securities described in paragraph 15 above, by use of the means and instruments of transportation and communication in interstate commerce and by use of the mails, directly and indirectly, employed devices, schemes and artifices to defraud, all as more fully described in paragraphs 17 through 33 above and paragraph 36 below.

   36. In the offer and sale of Amerivest Partnership units and as part of the scheme to defraud, Defendant Messina made, and caused to be made, untrue statements of material facts and omitted to state material facts to investors and prospective investors concerning, among other things, Amtech's financial condition, Messina's control over and financial interest in Amtech, the intended use of investor proceeds and the all-or-none terms of the offerings.

   37. Defendant Messina knew or was reckless in not knowing the facts and circumstances described in paragraphs 34 through 36 above.

   38. Defendants Greenberg and Schrier knowingly and substantially assisted Messina's activities described in paragraphs 23 through 29 and 34 through 37 above, by, among other things, disbursing partnership proceeds for improper purposes, all as more fully described in paragraph 26, 28 and 29 above.

   39. By reason of the activities described in paragraphs 34 through 38 above, Defendant Messina violated, and Defendants Greenberg and Schrier aided and abetted violations of, Section 17(a)(1) of the Securities Act [15 U.S.C.
Section 77q(a)(1)].

                                 COUNT II

                   Violations of Section 17(a)(2) and
                     17(a)(3) of the Securities Act
                [15 U.S.C. Sections 77q(a)(2) and 77q(a)(3)]

   40. Paragraphs 1 through 33 are hereby realleged and incorporated by reference herein.

   41. From at least June 1988 to at least August 1989, Defendant Messina, in the offer and sale of the securities described in paragraph 15 above, by use of the means and instruments of transportation and communication in interstate commerce and by use of the mails, directly and indirectly, obtained money and property by means of untrue statements of material facts and omitted to state material facts necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; and engaged in transactions, practices and courses of business which operated as a fraud and deceit upon purchasers and prospective purchasers of such securities, all as more fully described in paragraphs 17 through 33 and paragraph 36 above.

   42. Defendants Greenberg and Schrier knowingly and substantially assisted Messina's activities described in paragraphs 23 through 29, 40 and 41 above, by, among other things, disbursing partnership proceeds for improper purposes, all as more fully described in paragraphs 26, 28 and 29 above.

   43. By reason of the activities described in paragraphs 40 through 42 above, Defendant Messina violated, and Defendants Greenberg and Schrier aided and abetted violations of, Section 17(a)(2) and 17(a)(3) of the Securities Act
[15 U.S.C. Sections 77q(a)(2) and 77q(a)(3)].

                                COUNT III

               Violations of Section 10(b) of the Exchange Act
                  [15 U.S.C. Section 78j(b)] and Rule 10b-5
           [17 C.F.R. Section 240.10b-5] Promulgated Thereunder

   44. Paragraphs 1 through 33 are hereby realleged and incorporated by reference herein.

   45. From at least June 1988 to at least August 1989, Defendant Messina, in connection with the purchase and sale of the securities described in paragraph 15 above, by use of the means and instrumentalities of interstate commerce and of the mails, directly and indirectly, employed devices, schemes and artifices to defraud; made untrue statements of material facts and omitted to state material facts necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; and engaged in acts, practices and courses of business which operated as a fraud and deceit upon purchasers and sellers of such securities, all as more fully described in paragraphs 17 through 33 and paragraph 36 above.

   46. Defendant Messina knew or was reckless in not knowing the facts and circumstances described in paragraph 45 above.

   47. Defendants Greenberg and Schrier knowingly and substantially assisted Messina's activities described in paragraphs 23 through 29 and 44 through 46 above by, among other things, disbursing partnership proceeds for improper purposes, all as more fully described in paragraphs 26, 28 and 29 above.

   48. By reason of the activities described in paragraphs 44 through 47 above, Defendant Messina violated, and Defendants Greenberg and Schrier aided and abetted violations of, Section 10(b) of the Exchange Act [15 U.S.C. Section 78j(b)] and Rule 10b-5 [17 C.F.R. Section 240.10b-5] promulgated thereunder.

                                COUNT IV

                 Violations of Section 10(b) of the
          Exchange Act [15 U.S.C. Section 78j(b)] and Rule 10b-9
           [17 C.F.R. Section 240.10b-9] Promulgated Thereunder.

   49. Paragraphs 1 through 33 are hereby realleged and incorporated by reference herein.

   50. From at least June 1988 to at least November 1988, Defendant Messina, in connection with the purchase and sale of the securities described in paragraph 15 above, by use of the means and instrumentalities of interstate commerce and of the mails, directly and indirectly, made representations to the effect that the securities of the Amerivest 318 and Amerivest 418 partnerships were being offered and sold on an "all-or-none" basis, and on a basis whereby the consideration paid for the securities would be promptly refunded to the purchasers if all of the securities were not sold, while the Amerivest Partnership units were not part of an offering or distribution being made on the condition that all or a specified amount of the consideration paid for such securities would be promptly refunded to the purchasers unless all or a specified number of the securities being offered were sold at a specified price within a specified time, and the total amount due to the seller would be received by him by a specified date, all as more fully described in paragraphs 30 through 33 above.

   51. As part of such conduct, Defendant Messina improperly closed the Amerivest 318 and Amerivest 418 offerings and disbursed partnership proceeds prior to the sale of all partnership units. In addition, Defendant Messina purchased Amerivest 318 partnership units for entities controlled by Defendant Messina and his wife in an attempt to create the appearance that this otherwise unsuccessful offering was fully subscribed.

   52. Defendant Messina knew or was reckless in not knowing the facts and circumstances described in paragraphs 49 through 51 above.

   53. By reason of the activities described in paragraphs 49 through 52 above, Defendant Messina violated Section 10(b) of the Exchange Act [15 U.S.C. Section 78j(b)] and Rule 10b-9(a)(1) [17 C.F.R. Section 240.10b-9(a)(1)] promulgated thereunder.

   WHEREFORE, the Commission requests that the Court:

                                  I.

   Find that the Defendants committed the violations alleged above.

                                  II.

   Grant an order of Permanent Injunction, in a form consistent with Rule 65(d) of the Federal Rules of Civil Procedure, enjoining Defendants Messina, Greenberg and Schrier, their officers, agents, servants, employees and attorneys and those persons in active concert or participation with them who receive actual notice of the Order of Permanent Injunction by personal service or otherwise, and each of them, as principal or aider and abettor, in the offer or sale of any security, by the use of any means or instruments of transportation or communication in interstate commerce or by the mails; from directly or indirectly, employing any device, scheme or artifice to defraud.

   Grant an Order of Permanent Injunction, in a form consistent with Rule 65(d) of the Federal Rules of Civil Procedure, enjoining Defendants Messina, Greenberg and Schrier, their officers, agents, servants, employees and attorneys and those persons in active concert or participation with them who receive actual notice of the Order of Permanent Injunction by personal service or otherwise, and each of them, as principal or aider and abettor, in the offer or sale of any security, by the use of any means or instruments of transportation or communication in interstate commerce or by the mails, from directly or indirectly:

        A. obtaining money or property by means of any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or

        B. engaging in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon purchasers or prospective purchasers of such securities.

                                   IV.

   Grant an Order of Permanent Injunction, in a form consistent with Rule 65(d) of the Federal Rules of Civil Procedure, enjoining Defendants Messina, Greenberg and Schrier, their officers, agents, servants, employees and attorneys and those persons in active concert or participation with them who receive actual notice of the Order of Permanent Injunction by personal service or otherwise, and each of them, as principal or aider and abettor, in connection with the purchase or sale of any security, by the use of any means or instrumentality of interstate commerce or of the mails, or of any facility of any national securities exchange, from directly or indirectly:

        A. employing any device, scheme or artifice to defraud;

        B. making any untrue statement of material fact or omitting to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or

        C. engaging in any act, practice or course of business which operates and would operate as a fraud and deceit upon any person.

                                     V.

   Grant an order of Permanent Injunction, in a form consistent with Rule 65(d) of the Federal Rules of Civil Procedure, enjoining Defendant Messina, his officers, agents, servants, employees and attorneys and those persons in active concert or participation with him who receive actual notice of the Order of Permanent Injunction by personal service or otherwise, and each of them, from directly or indirectly, in connection with the offer, purchase or sale of any security, by use of any means or instrumentality of interstate commerce or of the mails, or if any facility of any national securities exchange, employing any manipulative or deceptive devices or contrivances by: making the representation that all or part of the consideration paid for such security will be refunded to the purchaser if a specified number of the securities being offered are not sold at a specified price within a specified time and the total due to the seller is to be received by him by a specified date and failing to refund all or part of the consideration paid when the specified number of securities are not sold at the specified price or within the specified time or the total due to the seller is not received by him on the specified date.

                                    VI.

   Grant an Order requiring Defendant Messina to disgorge his ill-gotten gains from his violative conduct, including prejudgment interest on such disgorgement.

                                   VII.

   Retain jurisdiction of this action in accordance with the principles of equity and the Federal Rules of Civil Procedure in order to implement and carry out the terms of all orders and decrees that may be entered or to entertain any suitable application or motion for additional relief within the jurisdiction of this Court.

                                  VIII.

   Grant an order for such further relief as the Court may deem appropriate.


                                        Respectfully submitted,


                                        -----------------------------
                                        Timothy L. Warren (T W 1997)

                                        -----------------------------
                                        Ronald E. Wood (R W 3749)

                                        -----------------------------
                                        Lori A. Trowbridge (L T 6489)

                                        Attorneys for Plaintiff
                                        Securities and Exchange Commission
                                        500 West Madison Street, Suite 1400
                                        Chicago, Illinois 60661
                                        Telephone: 312/353-7390

Local Counsel:

----------------------------------
Robert B. Blackburn (R B 1545)
Securities and Exchange Commission
7 World Trade Center, Suite 1300
New York, New York 10048
Telephone: 212/748-8000

DATED: June    , 1993